SECURITY AGREEMENT


         SECURITY AGREEMENT made by KURZWEIL APPLIED INTELLIGENCE, INC. (the "Debtor") in favor of LERNOUT & HAUSPIE SPEECH PRODUCTS USA, INC. (the "Secured Party"). In consideration of the agreement of Secured Party to extend credit or other financial accommodations to the Debtor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees for the benefit of Secured Party as follows:

         1. Grant of Security Interest. As collateral security for the payment and performance when due of the Obligations (defined below), the Debtor hereby collaterally assigns, mortgages, and pledges to Secured Party, and hereby grants to Secured Party a security interest in, all of the Debtor's right, title and interest in, to and under the Collateral (defined below).

         "Collateral" means all the Debtor's present and future right, title and interest in and to any of the following property, wherever located and whether now owned or hereafter acquired: All of the Debtor's tangible and intangible personal property, including without limitation, all inventory, equipment and other goods, all accounts receivable, notes, drafts, acceptances, instruments and documents, chattel paper, general intangibles, deposit accounts, books and records, and all cash and non-cash proceeds of the foregoing in whatever form received, including without limitation insurance proceeds, but excluding rights (other than payment rights) under agreements to the extent that the inclusion of such rights would cause a default by the Borrower under the terms of any agreement. Any of the foregoing terms which are specifically defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts shall have the meanings given therein.

         "Obligations" means any and all payment and performance obligations of the Debtor to Secured Party, now existing or hereafter arising, direct or indirect, absolute or contingent, due or to become due, liquidated or unliquidated, arising under that certain Loan Agreement between Debtor and Secured Party dated as of the date hereof (the "Loan Agreement"), and that certain $1,500,000 Line of Credit Note executed by Debtor to the order of Secured Party in connection therewith, and each other document executed and delivered to secure such obligations.

         2. Secured Party's Rights and Obligations. Debtor shall remain liable under all accounts receivable, instruments and documents and general intangibles. Secured Party shall not have any obligation or liability under any accounts receivable, instruments and documents or general intangibles by reason of this Security Agreement or the exercise of Secured Party's rights and remedies hereunder, nor shall Secured Party be required to perform the Debtor's obligations pursuant thereto. Secured Party shall have no obligation to inquire as to the sufficiency of any payment received by it on account of any of Debtor's accounts receivable or to take any action to collect or enforce the payment of any account receivable.

         3. Further Assurances. Debtor will join with Secured Party in executing such UCC financing statements as Secured Party may reasonably request. At Secured Party's request from time to time, the Debtor will execute and deliver any and all such further instruments and documents and take such further actions as Secured Party may reasonably deem desirable in obtaining the full benefits of this Security Agreement. The Debtor also hereby authorizes Secured Party to execute on behalf of the Debtor and file UCC financing or continuation statements with appropriate jurisdictions in order to perfect the security interests granted herein.

          4. Events of Default. The occurrence of any Event of Default as defined in the Loan Agreement shall constitute an Event of Default hereunder.

          5. Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, and subject to the terms of the Loan
Agreement:

         (a) Secured Party may declare all Obligations secured hereby immediately due and payable and shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as now in effect in the Commonwealth of Massachusetts or under other applicable law.

         (b) Secured Party may notify Debtor's account or contract debtors (or other obligors whose obligations to Debtor secure this agreement) of Secured Party's security interest and that such account or contract debtors are to make payments directly to Secured Party. Secured Party may send this notice in Debtor's name or in Secured Party's name, and at Secured Party's request Debtor will join in Secured Party's notice, provide written confirmation of Secured Party's security interest and request that payment be sent to Secured Party. Secured Party may enforce this obligation by specific performance. Secured Party may collect all amounts due on the accounts and accounts receivable. Upon and after notification by Secured Party to Debtor, Debtor shall hold any proceeds and collections of any of the collateral in trust for Secured Party and shall not commingle such proceeds or collections with any other of Debtor's funds, and Debtor shall deliver all such proceeds to Secured Party immediately upon Debtor's receipt thereof in the identical form received and duly endorsed or assigned to Secured Party.

         (c) At the request of Secured Party, the Debtor shall cause the Collateral, or such portion of the Collateral as Secured Party may direct, to be assembled for Secured Party at such location (including, without limitation, Debtor's business address) as Secured Party may request. Secured Party will give to the Debtor reasonable notice of the time and place of any public sale of Collateral or of the time after which any private sale or other intended disposition thereof is to be made. Such requirement of reasonable notice shall be met if such notice is delivered to the address of the Debtor set forth in this Agreement at least fifteen (15) days before the time of the proposed sale or disposition. Any such sale may take place from Debtor's location or such other location as Secured Party may designate. Debtor shall remain liable for any deficiency in payment of the Obligations after any such sale.

         (d) Notwithstanding the foregoing, Secured Party shall forbear from the exercise of its rights to foreclose or otherwise realize upon or take possession of or use Debtor's intellectual property (including without limitation, patents, trademarks and copyrights) until the earlier of ninety (90) days after the occurrence of an Event of Default or January 31, 1998, so long as (i) there occurs and is continuing no Event of Default of the type described in subsections (f) or (g) of the definition of such term as set forth in the Loan Agreement, and (ii) Debtor does not take any action to contest the validity or priority of Secured Party's lien and security interest in such intellectual property, or any other collateral.

         Debtor hereby irrevocably appoints Secured Party as its true and lawful attorney-in-fact with full power of substitution to take any of the foregoing actions in the name of the Debtor or Secured Party to carry out the terms of this Agreement and to protect, enforce, preserve or perfect Secured Party's rights hereunder. Such power of attorney is irrevocable and shall be deemed to be coupled with an interest.

         6. Miscellaneous. Expenses of enforcing Secured Party's rights hereunder after and during the continuance of an Event of Default including, but not limited to, preparation for sale, selling or the like and Secured Party's reasonable attorneys' fees and other expenses shall be payable by Debtor and shall be secured hereby. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Secured Party and Debtor. Secured Party's rights and remedies hereunder or under any other agreement or instrument shall be cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. This Agreement shall be binding on and inure to the benefit of the respective successors and assigns of the Debtor and Secured Party. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts.


         EXECUTED an instrument under seal as of April 14, 1997.


                                             KURZWEIL APPLIED INTELLIGENCE, INC.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

UCC financing statements to be filed in:
         Secretary of State, Massachusetts
         Town of Waltham, Massachusetts
         Secretary of State, Virginia
         Fairfax County, Virginia

                            PATENT SECURITY AGREEMENT
                            -------------------------

         AGREEMENT dated as of April 14, 1997 made by KURZWEIL APPLIED INTELLIGENCE, INC., a Delaware corporation with its chief executive office located at 411 Waverley Oaks Road, Waltham, Massachusetts 02154 ("Borrower"), in favor of LERNOUT & HAUSPIE SPEECH PRODUCTS USA, INC., a Delaware corporation with a place of business at 20 Burlington Mall Road, Burlington, Massachusetts 01803, and its successors, assigns, and other legal representatives ("Secured Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Borrower and Secured Party are parties to a Loan Agreement, dated as of April 14, 1997 (the "Loan Agreement"), and certain agreements, documents and instruments entered into pursuant thereto, (collectively, with the Loan Agreement, the "Loan Documents"), pursuant to which Secured Party has agreed to make certain loans to Borrower; and

         WHEREAS, Secured Party's willingness to enter into the Loan Documents and make the loans and credit accommodations available thereunder is subject to the condition, among others, that Borrower execute and deliver this Patent Security Agreement;

         NOW, THEREFORE, in consideration of the premises and for one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in addition to, and not in limitation of, any rights of the Secured Party under the Loan Documents, Borrower hereby agrees for the benefit of Secured Party as follows:

         1.       DEFINITIONS.
                  ------------

         1.1 All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefore in the Loan Agreement. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Security Agreement referred to below:

         "PTO" shall mean the United States Patent and Trademark Office.

         "Patents" shall mean all of the following now or hereafter owned by the Borrower:

                   (a) all letters patent of the United States or any other country, and all applications for letters patent of the United States or any other country;

                   (b) all re-issues, continuations, divisions, continuations-in-part, renewals or extensions thereof;

                   (c) the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein; and

                   (d) the right (but not the obligation) to make and prosecute applications for such Patents.

Patents shall include but not be limited to those set forth on Schedule A attached hereto.

"Patent Collateral" shall mean all of the Borrower's right, title and interest in and to all of the Patents, the Patent License Rights, and the Patent Rights, and all additions, improvements, and accessions to, all substitutions for and replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing, and all books and records and technical information and data describing or used in connection with any and all such rights, interests, assets or property.

"Patent License Rights" shall mean any and all past, present or future rights and interests of the Borrower pursuant to any and all past, present and future licensing agreements in favor of the Borrower, or to which the Borrower is a party, pertaining to any Patents or Patent Rights, owned or used by third parties in the past, present or future, including the right to enforce, sue and recover for, any past, present or future breach or violation of any such agreements but only to the extent that the inclusion thereof in this Agreement does not and will not cause a default under the terms of any agreement (except that all payment rights of Borrower shall be included in this Agreement).

"Patent Rights" shall mean any and all past, present or future rights in, to and associated with the Patents throughout the world, whether arising under federal law, state law, common law, foreign law, or otherwise, including but not limited to the following: all such rights arising out of or associated with the Patents; the right (but not the obligation) to register claims under any federal, state or foreign patent law or regulation; the right (but not the obligation) to sue or bring opposition or bring cancellation proceedings for any and all past, present and future infringements of or any other damages or injury to the Patents or the Patent Rights, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, damage or injury; and the Patent License Rights.

"Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition or transfer of any right, interest, asset or property which constitutes Patent Collateral, any value received as a consequence of the ownership, possession, use or practice of any Patent Collateral, and any payment received from any insurer or other person or entity as a result of the destruction or the loss, theft or other involuntary conversion, of whatever nature, of any right, interest, asset or property which constitutes Patent Collateral.

         2.       GRANT OF SECURITY; COLLATERAL ASSIGNMENT.
                  -----------------------------------------

         2.1 Grant of Security Interest. As collateral security for the complete and timely performance and satisfaction of all Obligations (as defined in the Security Agreement from Borrower to Secured Party dated April 14, 1997), the Borrower hereby unconditionally grants to Secured Party, a continuing security interest in and lien on the Patent Collateral, and pledges, mortgages and hypothecates the Patent Collateral to Secured Party.

         2.2 Supplemental to Loan Documents. The parties expressly acknowledge and agree that they have executed and delivered the Loan Documents pursuant to which the Borrower unconditionally granted to Secured Party, a continuing security interest in and lien on the Collateral (including the Patent Collateral). In no event shall this Security Agreement, or the recordation of this Security Agreement (or any document hereunder) with the PTO, or any other governmental or public office or agency, adversely affect or impair, in any way or to any extent, the other Loan Documents, the security interest of Secured Party in the Collateral (including the Patent Collateral) pursuant to the other Loan Documents, the attachment and perfection of such security interest under the Code, or the present or future rights and interests of Secured Party in and to the Collateral under or in connection with this Security Agreement, the other Loan Documents, and/or the Code. Any and all rights and interests of Secured Party in and to the Patent Collateral (and any and all obligations of the Borrower with respect to the Patent Collateral) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of Secured Party (and the obligations of the Borrower) in, to or with respect to the Collateral (including the Patent Collateral) provided in or arising under or in connection with the other Loan Documents.

          3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower represents and warrants to, and covenants and agrees with, Secured Party, as follows:

          3.1 Title. The Borrower will, subject to its reasonable business judgment, take all actions as it shall determine to defend its right, title and interests in and to the Patents and the Patent Collateral against claims of any third parties.

          3.2 Maintenance of Patent Collateral. The Borrower shall take such actions (including but not limited to institution and maintenance of suits, proceedings or actions) it determines to be appropriate to maintain, protect, preserve, care for and enforce the Patent Collateral.

          3.3 No Infringements. The Borrower shall use reasonable efforts consistent with past practices to protect against any infringement or unauthorized or improper use of the Patents. In the event any such infringement or unauthorized or improper use by any third party has been reasonably established by the Borrower, the Borrower shall promptly notify Secured Party.

          3.4 Filing for Perfection of Interest. Borrower acknowledges that Secured Party may cause this Security Agreement to be recorded with the PTO.

          4. REMEDIES UPON AN EVENT OF DEFAULT. During the continuance of an Event of Default:

          (a) Secured Party may declare all Obligations secured hereby immediately due and payable and shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as now in effect in the Commonwealth of Massachusetts or under other applicable law.

          (b) Secured Party may notify any obligors with respect to the Patent Collateral of Secured Party's security interest and that such obligors are to make payments directly to Secured Party. Secured Party may send this notice in Borrower's name or in Secured Party's name, and at Secured Party's request Borrower will join in Secured Party's notice, provide written confirmation of Secured Party's security interest and request that payment be sent to Secured Party. Secured Party may enforce this obligation by specific performance. Secured Party may collect all amounts due from such obligors. Upon and after notification by Secured Party to Borrower, Borrower shall hold any proceeds and collections of any of the Patent Collateral in trust for Secured Party and shall not commingle such proceeds or collections with any other of Borrower's funds, and Borrower shall deliver all such proceeds to Secured Party immediately upon Borrower's receipt thereof in the identical form received and duly endorsed or assigned to Secured Party.

          (c) Secured Party will give to the Borrower reasonable notice of the time and place of any public sale of Patent Collateral or of the time after which any private sale or other intended disposition thereof is to be made. Such requirement of reasonable notice shall be met if such notice is delivered to the address of the Borrower set forth in this Agreement at least fifteen (15) days before the time of the proposed sale or disposition. Any such sale may take place from Borrower's location or such other location as Secured Party may designate. Borrower shall remain liable for any deficiency in payment of the Obligations after any such sale.

          (d) Notwithstanding the foregoing, Secured Party shall forbear from the exercise of its rights to foreclose or otherwise realize upon or take possession of or use Borrower's Patent Collateral until the earlier of ninety
(90) days after the occurrence of an Event of Default or January 31, 1998, so long as (i) there occurs and is continuing no Event of Default of the type described in subsections (f) or (g) of the definition of such term as set forth in the Loan Agreement, and (ii) Borrower does not take any action to contest the validity or priority of Secured Party's lien and security interest in such intellectual property, or any other collateral.

          Borrower hereby irrevocably appoints Secured Party as its true and lawful attorney-in-fact with full power of substitution to take any of the foregoing actions in the name of the Borrower or Secured Party to carry out the terms of this Agreement and to protect, enforce, preserve or perfect Secured Party's rights hereunder. Such power of attorney is irrevocable and shall be deemed to be coupled with an interest.

          (e) No Obligation of Secured Party. Nothing herein shall be construed as obligating Secured Party to take any of the foregoing actions at any time.

          5. LIABILITIES, INDEMNITY AND COSTS.
             ---------------------------------

          5.1 Liability for Uses of Patent Collateral. The Borrower shall be liable for any and all uses or misuses of and the practice, manufacture, sales (or other transfers or dispositions) of any of the Patent Collateral by the Borrower and its affiliates. The Borrower shall also be exclusively liable for any claim, suit, loss, damage, expense or liability arising out of or in connection with the fault, negligence, acts or omissions of the Borrower (regardless of whether such fault, negligence, acts or omissions occurred or occur prior to or after such license termination).

          5.2 License Agreement Obligations. Nothing in this Security Agreement shall relieve the Borrower from any performance of any covenant, agreement or obligation of the Borrower under any license agreement now or hereafter in effect licensing any part of the Patent Collateral, or from any liability to any licensee or licensor under any such license agreement or to any other party, or shall impose any liability on Secured Party for any act or omission of the Borrower in connection with any such license agreement.

          6. POWER OF ATTORNEY. The provisions of this Section 6 shall be subject in all events to the terms and conditions of the Loan Agreement.

          6.1 Grant. The Borrower hereby grants to Secured Party, and any officer or agent of Secured Party as Secured Party may designate in its sole discretion, a power of attorney, thereby constituting and appointing Secured Party (and Secured Party's designee) its true and lawful attorney-in-law and attorney-in-fact, effective upon the occurrence and during the continuation of an Event of Default, for the purpose of assigning, selling, licensing or otherwise transferring or disposing of all right, title and interest of the Borrower in and to any of the Patent Collateral in accordance with the terms hereof. The Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

          6.2 Irrevocable. The foregoing power of attorney is coupled with an interest and is irrevocable until this Security Agreement shall terminate.

          7. General Provisions.
             -------------------

          7.1 Loan Agreement Controls. This Security Agreement is supplemental to the Loan Agreement, the terms of which, including, without limitation, the notice and governing law provisions, consent to service of process and jurisdiction and prohibition on non-written waivers, the Borrower expressly accepts, confirms and acknowledges are incorporated herein by reference.

In the event of any irreconcilable conflict between the provisions of this Security Agreement and the Loan Agreement the provisions of the Loan Agreement shall control.

          7.2 Specific Enforcement. Due to the unique nature of the Patent Collateral, and in order to preserve its value, the Borrower agrees that the Borrower's agreements, duties and obligations under this Security Agreement shall be subject to specific enforcement and other appropriate equitable orders and remedies.

          IN WITNESS WHEREOF, Borrower has caused this Security Agreement to be executed by its duly authorized officer as of the date first written above.


WITNESS:                                    KURZWEIL APPLIED INTELLIGENCE, INC.


                                            By:
-------------------------------------            -------------------------------
                                                 Name:
                                                 Title:


STATE:
COUNTY:                                                    ____________ __, 1997

         Then personally appeared the above-named ______________ and stated that he is a duly authorized _______________ of Kurzweil Applied Intelligence, Inc. (the "Corporation") and acknowledged the foregoing instrument to be his free act and deed, and the free act and deed of said Corporation, before me,



                                                 -------------------------------
                                                 Notary Public
                                                 My Commission Expires:

                                  SCHEDULE A TO
                          PATENT COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT


                                     PATENTS
                                     -------

                                  See Attached.

                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------


          AGREEMENT dated as of April 14, 1997 made by KURZWEIL APPLIED INTELLIGENCE, INC., a Delaware corporation with chief executive office at 411 Waverley Oaks Road, Waltham, Massachusetts 02154 ("Borrower"), in favor of LERNOUT & HAUSPIE SPEECH PRODUCTS USA, INC., a Delaware corporation with a place of business at 20 Burlington Mall Road, Burlington, Massachusetts 01803, and its successors, assigns, and other legal representatives ("Secured Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Borrower and Secured Party are parties to a Loan Agreement, dated as of April 14, 1997 (the "Loan Agreement"), and certain supplements, agreements and instruments entered into pursuant thereto as such may be amended, modified or supplemented from time to time (collectively, with the Loan Agreement, the "Loan Documents"), pursuant to which Secured Party may make certain loans to Borrower; and

          WHEREAS, Secured Party's willingness to enter into the Loan Documents and make the loans and credit accommodations available thereunder is subject to the condition, among others, that Borrower execute and deliver this Trademark Security Agreement;

          NOW, THEREFORE, in consideration of the premises and for one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in addition to, and not in limitation of, any rights of the Secured Party under the Loan Documents, Borrower hereby agrees for the benefit of Secured Party as follows:

          1. DEFINITIONS.
             ------------

                  1.1 All capitalized terms used herein shall have the respective meanings provided therefor in the Loan Documents. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Security Agreement referred to below:

                           "Proceeds" shall mean any consideration received from
the sale, exchange, license, lease or other transfer or disposition of any right, interest, asset or property which constitutes Trademark Collateral, any value received as a consequence of the ownership, possession, or use of any Trademark Collateral, and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes Trademark Collateral.

                           "PTO" shall mean the United States Patent and
Trademark Office.

                           "Trademarks" shall mean all of the trademarks,
service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and/or other source and/or product or service identifiers, and general intangibles of like nature, used or associated with or appurtenant to the products, services and business of the Borrower, which (i) are set forth on Schedule A attached hereto, or (ii) have been adopted, acquired, owned, held or used by the Borrower and are now owned, held or used by the Borrower, in the Borrower's business, or with the Borrower's products and services, or in which the Borrower has any right, title or interest, or (iii) are in the future adopted, acquired, owned, held and/or used by the Borrower in the Borrower's business or with the Borrower's products and services, or in which the Borrower in the future acquires any right, title or interest.

                           "Trademark Collateral" shall mean all of the
Borrower's right, title and interest (to the extent Borrower has any such right, title or interest) in and to all of the Trademarks, the Trademark Registrations, the Trademark Rights, and all additions, improvements and accessions to, substitutions for, replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing provided, however, that Trademark Collateral shall exclude all rights of Borrower (except payment rights) to the extent that the inclusion of such rights would cause a default by Borrower under the terms of any agreement.

                           "Trademark Registrations" shall mean all past,
present or future federal, state, local and foreign registrations of the Trademarks (and all renewals and extensions of such registrations), all past, present and future applications for any such registrations of the Trademarks (and any such registrations thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations (and prosecute such applications), and to take any and all actions necessary or appropriate to maintain such registrations in effect and/or renew and extend such registrations.

                           "Trademark Rights" shall mean any and all past,
present or future rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including but not limited to the following: all such rights arising out of or associated with the Trademark Registrations; the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings for any and all past, present and future infringements or dilution of or any other damages or injury to the Trademarks, the Trademark Rights, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury.

                           "Use" of any Trademark shall include all uses of such
Trademark by, for or in connection with the Borrower or its business or for the direct or indirect benefit of the Borrower or its business, including but not limited to all such uses by the Borrower itself, by any of the affiliates of the Borrower, or by any licensee or contractor of the Borrower.

         2.  GRANT OF SECURITY; COLLATERAL ASSIGNMENT.
             -----------------------------------------

          2.1 Grant of Security Interest. As collateral security for the complete and timely payment, performance and satisfaction of all Obligations (as defined in the Security Agreement from Borrower to Secured Party dated April 14,
1997), the Borrower hereby unconditionally grants to the Secured Party, a continuing security interest in and lien on the Trademark Collateral, and pledges, mortgages and hypothecates (but does not transfer title to) the Trademark Collateral to the Secured Party.

          2.2 Supplemental to Loan Documents. The parties expressly acknowledge and agree that the Borrower has delivered the Loan Documents pursuant to which the Borrower unconditionally granted to the Secured Party a continuing security interest in and lien on the Collateral (including the Trademark Collateral). In no event shall this Security Agreement, or the recordation of this Security Agreement (or any document hereunder) with the PTO, adversely affect or impair, in any way or to any extent, the Loan Documents, the security interest of the Secured Party in the Collateral (including the Trademark Collateral) pursuant to the Loan Documents, the attachment and perfection of such security interest under the Code, or the present or future rights and interests of the Secured Party in and to the Collateral under or in connection with the Loan Documents, this Security Agreement and/or the Code. Any and all rights and interests of the Secured Party in and to the Trademark Collateral (and any and all obligations of the Borrower with respect to the Trademark Collateral) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Secured Party (and the obligations of the Borrower) in, to or with respect to the Collateral (including the Trademark Collateral) provided in or arising under or in connection with the other Loan Documents.

          3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to, and covenants and agrees with, Secured Party, as follows:

          3.1 Title. The Borrower will subject to its reasonable business judgment, take all actions as it shall determine to defend its right, title and interests in and to the Trademarks and the Trademark Collateral against claims of any third parties.

          3.2 Maintenance of Trademark Collateral. The Borrower shall take such actions (including but not limited to institution and maintenance of suits, proceedings or actions) as it determines to be appropriate to maintain, protect, preserve, care properly for and enforce the Trademarks and the Trademark Registrations, Trademark Rights and to preserve the Borrower's rights in the Trademarks.

          3.3 No Infringements. To the best of the Borrower's knowledge and belief, there is at present no material infringement or unauthorized or improper use of the Trademarks or the Trademark Registrations or the Trademark Rights related thereto. In the event any such infringement or unauthorized or improper use by any third party has been reasonably established by the Borrower, the Borrower shall promptly notify the Secured Party and shall have the right to sue and recover therefor and to retain any and all damage so recovered or obtained.

          4. RIGHTS OF AND LIMITATIONS ON SECURED PARTY.
             -------------------------------------------

          4.1 Borrower to Remain Liable. It is expressly agreed by Borrower that Borrower shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it relating to the Trademark Collateral. Secured Party shall not have any obligation or liability under or in relation to the Trademark Collateral by reason of the execution and delivery of this Security Agreement and Secured Party's rights hereunder, or the grant of a security interest by Borrower to Secured Party of, or the receipt in accordance with this Agreement by Secured Party of, any payment relating to any Trademarks, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Borrower relating to the Trademark Collateral or be liable to any party on account of Borrower's use of the Trademark Collateral.

          4.2 Specific Enforcement. Due to the unique nature of the Trademark Collateral, and in order to preserve its value, the Borrower agrees that the Borrower's agreements, duties and obligations under this Security Agreement shall be subject to specific enforcement and other appropriate equitable orders and remedies.

          5. REMEDIES UPON AN EVENT OF DEFAULT. During the continuance of an Event of Default:

         (a) Secured Party may declare all Obligations secured hereby immediately due and payable and shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as now in effect in the Commonwealth of Massachusetts or under other applicable law.

         (b) Secured Party may notify any obligors with respect to the Trademark Collateral of Secured Party's security interest and that such obligors are to make payments directly to Secured Party. Secured Party may send this notice in Borrower's name or in Secured Party's name, and at Secured Party's request Borrower will join in Secured Party's notice, provide written confirmation of Secured Party's security interest and request that payment be sent to Secured Party. Secured Party may enforce this obligation by specific performance. Secured Party may collect all amounts due from such obligors. Upon and after notification by Secured Party to Borrower, Borrower shall hold any proceeds and collections of any of the Trademark Collateral in trust for Secured Party and shall not commingle such proceeds or collections with any other of Borrower's funds, and Borrower shall deliver all such proceeds to Secured Party immediately upon Borrower's receipt thereof in the identical form received and duly endorsed or assigned to Secured Party.

         (c) Secured Party will give to the Borrower reasonable notice of the time and place of any public sale of Trademark Collateral or of the time after which any private sale or other intended disposition thereof is to be made. Such requirement of reasonable notice shall be met if such notice is delivered to the address of the Borrower set forth in this Agreement at least fifteen (15) days before the time of the proposed sale or disposition. Any such sale may take place from Borrower's location or such other location as Secured Party may designate. Borrower shall remain liable for any deficiency in payment of the Obligations after any such sale.

          (d) Notwithstanding the foregoing, Secured Party shall forbear from the exercise of its rights to foreclose or otherwise realize upon or take possession of or use Borrower's Trademark Collateral until the earlier of ninety
(90) days after the occurrence of an Event of Default or January 31, 1998, so long as (i) there occurs and is continuing no Event of Default of the type described in subsections (f) or (g) of the definition of such term as set forth in the Loan Agreement, and (ii) Borrower does not take any action to contest the validity or priority of Secured Party's lien and security interest in such intellectual property, or any other collateral.

          Borrower hereby irrevocably appoints Secured Party as its true and lawful attorney-in-fact with full power of substitution to take any of the foregoing actions in the name of the Borrower or Secured Party to carry out the terms of this Agreement and to protect, enforce, preserve or perfect Secured Party's rights hereunder. Such power of attorney is irrevocable and shall be deemed to be coupled with an interest.

          6. GENERAL PROVISIONS. This Security Agreement is supplemental to the Loan Agreement, the terms of which, including, without limitation, the notice and governing law provisions, consent to service of process and jurisdiction and prohibitions on non-written waivers, the Borrower expressly accepts, confirms and acknowledges are incorporated herein by reference. In the event of any irreconcilable conflict between the provisions of this Security Agreement and the Loan Agreement, the provisions of the Loan Agreement shall govern.

          IN WITNESS WHEREOF, Borrower has caused this Security Agreement to be executed by its duly authorized officer as of the date first written above.


WITNESS:                                   KURZWEIL APPLIED INTELLIGENCE, INC.


                                           By:
----------------------------------              --------------------------------

                                                Name:
                                                       -------------------------
                                                Title:
                                                       -------------------------

STATE:
COUNTY:                                                           April __, 1997

         Then personally appeared the above-named ______________ and stated that he is a duly authorized _______________ of Kurzweil Applied Intelligence, Inc. (the "Corporation") and acknowledged the foregoing instrument to be his free act and deed, and the free act and deed of said Corporation, before me,


                                           -------------------------------------
                                           Notary Public
                                           My Commission Expires:

                                  SCHEDULE A TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT


                       TRADEMARKS, TRADEMARK REGISTRATION,
                       -----------------------------------
                                  SERVICE MARKS
                                  -------------

                                  See Attached.

                          COPYRIGHT SECURITY AGREEMENT

         AGREEMENT dated as of April 14, 1997 made by KURZWEIL APPLIED INTELLIGENCE, INC., a Delaware corporation with its chief executive office located at 411 Waverley Oaks Road, Waltham, Massachusetts 02154 ("Borrower"), in favor of LERNOUT & HAUSPIE SPEECH PRODUCTS USA, INC., a Delaware corporation with a place of business at 20 Burlington Mall Road, Burlington, Massachusetts 01803, and its successors, assigns, and other legal representatives ("Secured Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Borrower and Secured Party are parties to a Loan Agreement, dated as of April 14, 1997, and certain agreements, documents and instruments entered into pursuant thereto, or in connection therewith, as may be amended, supplemented or modified from time to time (the "Loan Agreement"), pursuant to which Secured Party and Borrower have agreed to certain financial arrangements; and

         WHEREAS, Secured Party's willingness to make loans and provide credit accommodations pursuant to the Loan Agreement is subject to the condition, among others, that Borrower execute and deliver this Copyright Security Agreement;

         NOW THEREFORE, in consideration of the premises and for one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in addition to, and not in limitation of, any rights of the Secured Party under the Loan Agreement, Borrower hereby agrees for the benefit of Secured Party as follows:

          1. DEFINITIONS; RULES OF INTERPRETATION.
             -------------------------------------

          1.1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Loan Agreement. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Agreement referred to below:

          "Agreement" shall mean this Copyright Security Agreement, as it may be amended or supplemented from time to time.

          "Copyright Collateral" shall mean all of the Borrower's right, title and interest in and to all of the Copyrights, the Copyright Registrations, the Copyright Rights, and all additions, improvements and accessions to, substitutions for, replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing. Copyright Collateral does not include copies of copyrighted works held by the Borrower as inventory which is not characterized as spare parts inventory and does not include rights (other than payment rights) under agreements to the extent that the inclusion of such rights would cause a default by Borrower under the terms of any agreement.

          "Copyright Office" shall mean the United States Copyright Office.

          "Copyright Registrations" shall mean all past, present or future federal, state, local and foreign registrations, supplemental registrations and recordings of the Copyrights (and all renewals and extensions of such registrations and recordings), including all such registrations in the Copyright Office, all past, present and future applications for any such registrations and recordings of the Copyrights (and any such registrations and recordings thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations and recordings (and prosecute such applications), and to take any and all actions necessary or appropriate to maintain such registrations and recordings in effect and/or to renew and extend such registrations and recordings.

          "Copyright Rights" shall mean any and all past, present or future rights in, to and associated with the Copyrights throughout the world, whether arising under federal law, state law, common law, foreign law, international treaty or convention, or otherwise, including but not limited to the following: all such rights arising out of or associated with the Copyright Registrations; the right (but not the obligation) to register claims under any state, federal or foreign copyright law or regulation; the right (but not the obligation) to sue or bring cancellation or other actions or proceedings for any and all past, present and future infringements of or any other damages or injury to the Copyrights or the Copyright Rights, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, damage or injury.

          "Copyrights" shall mean all Copyright Rights, which (i) are set forth on Schedule A attached hereto, or (ii) are now owned by the Borrower, or in which the Borrower has any right, title or interest, or (iii) are hereafter acquired by the Borrower or in which the Borrower hereafter acquires any right, title or interest.

          "Loan Agreement" shall have the meaning given such term in the recitals hereto.

          "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other transfer or disposition of any right, interest, asset or property which constitutes Copyright Collateral, any value received as a consequence of the ownership, possession, or use of any Copyright Collateral, and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes Copyright Collateral.

          1.2. UCC Terms. Unless otherwise defined herein or in the Loan Agreement, terms used in Article 9 of the Uniform Commercial Code of the Commonwealth of Massachusetts are used herein as therein defined.

          1.3. Rules of Interpretation. All definitions (whether set forth herein or by reference) shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation" or the phrase "but not limited to" All reference herein to Sections, Exhibits and Schedules shall be deemed references to Sections of and Exhibits and Schedules to this Agreement unless the context otherwise requires.

          2. GRANT OF SECURITY.

          2.1. Grant of Security Interest. As collateral security for the complete and timely payment, performance and satisfaction of all Obligations (as defined in the Security Agreement from Borrower to Secured Party dated April 14,
1997), the Borrower hereby unconditionally grants to the Secured Party, a continuing security interest in and lien on the Copyright Collateral, and pledges, mortgages and hypothecates (but does not transfer title to) the Copyright Collateral to the Secured Party.

          3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower represents and warrants to, and covenants and agrees with, the Secured Party, as follows:

          3.1. Title. Except as set forth in the Loan Agreement, the Borrower is and will continue to be the sole and exclusive owner of the entire legal and beneficial right, title and interest in and to the Copyright Collateral, free and clear of any lien, charge, security interest or other encumbrance, except for the security interest and conditional assignment created by this Agreement, and the Loan Agreement, and except for liens and encumbrances explicitly permitted pursuant to the Loan Agreement. To the extent deemed necessary or appropriate by the Borrower in its reasonable business judgment, the Borrower will defend its right, title and interests in and to the Copyright Collateral against claims of any third parties.

          3.2. Maintenance of Copyright Collateral. The Borrower shall take such actions (including but not limited to institution and maintenance of suits, proceedings or actions) as it determines to be appropriate (in its reasonable business judgment) to maintain protect, preserve, care properly for and enforce the Copyright Collateral.

          3.3. No Abandonment. Except as is in the Borrower's reasonable business judgment, the Borrower shall not abandon or dedicate to the public any of the Copyrights or the Copyright Registrations or Copyright Rights related thereto, nor do any act nor omit to do any act if such act or omission is of a character that tends to cause or contribute to the abandonment or dedication to the public of any Copyright Collateral.

          3.4. No Infringements. The Borrower shall use commercially reasonable efforts to protect against, and consistent with its past practices and reasonable business judgment shall take actions with respect to, infringements or unauthorized or improper uses with respect to the Copyright Collateral. In the event of any material infringements or unauthorized or improper uses of any such property of material value, the Borrower shall promptly notify the Secured Party and shall have the right to sue and recover therefor and to retain any and all damages so recovered or obtained. In the event the Borrower fails so to sue or bring legal action, the

Borrower shall notify the Secured Party within sixty (60) days after the date of original notice to the Secured Party.

          3.5. Maintenance of Registrations. The Borrower, with counsel of its own choosing and at its expense, shall take actions which the Borrower in its reasonable business judgment determines are necessary and appropriate to preserve and maintain in full force and effect the Copyrights, Copyright Registrations and Copyright Rights.

          3.6. Filings for Perfection of Interest. The Borrower acknowledges and agrees that a copy of this Agreement (or instruments executed and delivered pursuant hereto) may be filed by Secured Party and recorded with the Copyright Office with respect to the Borrower's Copyrights registered at present or in the future with the Copyright Office (or with respect to which registration applications are at present or in the future pending or filed with the Copyright Office).

          4. ENFORCEMENT OF COPYRIGHT RIGHTS.
             --------------------------------

          4.1. In General. Except as otherwise provided in Section 4.2 hereof, the Borrower shall have the right as it deems appropriate to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions to restrain, prevent or recover for infringement, misuse, misappropriation, unfair competition, or other damage or injury as are in its reasonable business judgment necessary or appropriate to maintain, protect and enforce the Copyrights, the Copyright Registrations and the Copyright Rights.

          4.2. Upon Event of Default. Upon the occurrence and during the continuation of an Event of Default:

          (a) Secured Party may declare all Obligations secured hereby immediately due and payable and shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as now in effect in the Commonwealth of Massachusetts or under other applicable law.

          (b) Secured Party may notify any obligors with respect to the Copyright Collateral of Secured Party's security interest and that such obligors are to make payments directly to Secured Party. Secured Party may send this notice in Borrower's name or in Secured Party's name, and at Secured Party's request Borrower will join in Secured Party's notice, provide written confirmation of Secured Party's security interest and request that payment be sent to Secured Party. Secured Party may enforce this obligation by specific performance. Secured Party may collect all amounts due from such obligors. Upon and after notification by Secured Party to Borrower, Borrower shall hold any proceeds and collections of any of the Copyright Collateral in trust for Secured Party and shall not commingle such proceeds or collections with any other of Borrower's funds, and Borrower shall deliver all such proceeds to Secured Party immediately upon Borrower's receipt thereof in the identical form received and duly endorsed or assigned to Secured Party.

          (c) Secured Party will give to the Borrower reasonable notice of the time and place of any public sale of Copyright Collateral or of the time after which any private sale or other intended disposition thereof is to be made. Such requirement of reasonable notice shall be met if such notice is delivered to the address of the Borrower set forth in this Agreement at least fifteen (15) days before the time of the proposed sale or disposition. Any such sale may take place from Borrower's location or such other location as Secured Party may designate. Borrower shall remain liable for any deficiency in payment of the Obligations after any such sale.

          (d) Notwithstanding the foregoing, Secured Party shall forbear from the exercise of its rights to foreclose or otherwise realize upon or take possession of or use Borrower's Copyright Collateral until the earlier of ninety
(90) days after the occurrence of an Event of Default or January 31, 1998, so long as (i) there occurs and is continuing no Event of Default of the type described in subsections (f) or (g) of the definition of such term as set forth in the Loan Agreement, and (ii) Borrower does not take any action to contest the validity or priority of Secured Party's lien and security interest in such intellectual property, or any other collateral.

          Borrower hereby irrevocably appoints Secured Party as its true and lawful attorney-in-fact with full power of substitution to take any of the foregoing actions in the name of the Borrower or Secured Party to carry out the terms of this Agreement and to protect, enforce, preserve or perfect Secured Party's rights hereunder. Such power of attorney is irrevocable and shall be deemed to be coupled with an interest.

          5. LIABILITIES
             -----------

          Liability for Uses of Copyright Collateral. The Borrower shall be liable for any and all uses or misuses of any of the Copyright Collateral by itself and its affiliates. The Borrower shall also be exclusively liable for any claim, suit, loss, damage, expense or liability arising out of or in connection with the fault, negligence, acts or omissions of the Borrower (regardless of whether such fault, negligence, acts or omissions occurred or occur prior to or after termination). This Section 5 is for the purpose of establishing and allocating, as between the Borrower and the Secured Party, certain liabilities; it is not intended to create any affirmative obligations of the Borrower to the Secured Party other than those set forth elsewhere in this Agreement, and the Loan Agreement.

          6. POWER OF ATTORNEY
             -----------------

          6.1. Grant. The Borrower hereby grants to the Secured Party, and any officer or agent of the Secured Party as the Secured Party may designate in its sole discretion, a power of attorney, thereby constituting and appointing the Secured Party (and the Secured Party's designee) its true and lawful attorney-in-law and attorney-in-fact, effective upon the occurrence and during the continuation of an Event of Default, for the purpose of assigning, selling, licensing or otherwise transferring or disposing of all right, title and interest of the Borrower in and to any of the Copyright Collateral in accordance with the terms hereof. The Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

          6.2. Irrevocable. The foregoing power of attorney is coupled with an interest and is irrevocable until this Agreement shall terminate.

          7. SPECIFIC ENFORCEMENT.

         Due to the unique nature of the Copyright Collateral, and in order to preserve its value, the Borrower agrees that the Borrower's agreements, duties and obligations under this Agreement shall be subject to specific enforcement and other appropriate equitable orders and remedies.

          8. TERMINATION.

          This Agreement shall create a continuing security interest in and conditional assignment of the Copyright Collateral. Upon payment and satisfaction in full of the Obligations, and the termination of all commitments of the Secured Party set forth in the Loan Agreement, this Agreement shall automatically terminate and shall be of no further force and effect, and the security interest granted hereby shall terminate and all rights to the Copyright Collateral shall revert to the Borrower. Upon any such termination, the Secured Party shall execute and deliver to the Borrower such documents, and shall take such other actions, as may reasonably be requested by the Borrower to evidence or record such termination.

          9. PROVISIONS OF GENERAL APPLICATION.

          9.1. Loan Agreement Controls. In the event of any irreconcilable conflict between the provisions of this Agreement and the Loan Agreement the provisions of the Loan Agreement shall control.

          9.2. Severability. In the event any term or provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable to any extent or in any respect, or otherwise determined to be of no effect, in any jurisdiction, such invalidity, illegality, unenforceability or determination shall affect only such term or provision, or part thereof, in only such jurisdiction. The parties agree they will negotiate in good faith to replace any provision so held invalid, illegal or unenforceable, or so determined, with a valid, enforceable and effective provision which is as similar as possible in substance and effect to the provision which is invalid, illegal, unenforceable or of no effect.

          IN WITNESS WHEREOF, the Borrower, by its duly authorized officer, have duly executed this Agreement, as an instrument under seal, as of the date first set forth above.

                                      KURZWEIL APPLIED INTELLIGENCE, INC.


                                      By:
                                           -------------------------------------
                                           Name:
                                           Title:

                          COMMONWEALTH OF MASSACHUSETTS

County: ______________________                                    April __, 1997

         Then personally appeared the above-named _______________ and stated that he is the duly authorized officer of Kurzweil Applied Intelligence, Inc. and acknowledged the foregoing instrument to be his/her free act and deed, and the free act and deed of said corporation, before me.


                                             -----------------------------------
                                             Notary Public
                                             My Commission Expires:

                                   SCHEDULE A



                                      -8-